UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2014

(Date of Earliest Event Reported)

NATURAL RESOURCE PARTNERS L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31465	35-2164875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 751-7507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Capitalized terms used in this Item 1.01 of this Current Report on Form 8-K but not otherwise defined have the meanings assigned to them under Item 2.03 of this Current Report on Form 8-K below.

In connection with the Offering of the Notes, the Issuers entered into a registration rights agreement (the “Registration Rights Agreement”) with Wells Fargo Securities, LLC as the representative of the Initial Purchasers, dated October 17, 2014.

Pursuant to the Registration Rights Agreement, the Issuers have agreed to file a registration statement with the Securities and Exchange Commission for the benefit of the holders of $105,000,000 of the Notes sold through the Initial Purchasers so that such holders can exchange the Notes for exchange securities that have substantially identical terms as the Notes. The Issuers will use commercially reasonable efforts to cause the exchange to be completed within 360 days after October 17, 2014. The Issuers are required to pay additional interest, as specified in the Registration Rights Agreement, if they fail to comply with their obligations to register the Notes within the specified time periods. The Issuers are not required to file any registration statement with respect to the exchange or resale of the Notes issued to Cline Trust Company, LLC.

A copy of the Registration Rights Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 17, 2014, Natural Resource Partners L.P. (“NRP”) and NRP Finance Corporation (together, the “Issuers”) completed the private offering (the “Offering”) of $125,000,000 principal amount of additional 9.125% Senior Notes due 2018 (the “Notes”). The Notes were issued pursuant to an indenture, dated September 18, 2013 (the “Indenture”), among the Issuers and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Notes constitute the same series of securities as the existing $300,000,000 9.125% Senior Notes due 2018 issued on September 18, 2013. Capitalized terms used in this Current Report on Form 8-K, but not otherwise defined have the meanings assigned to them under the Indenture.

In the Offering, $105,000,000 in aggregate principal amount of the Notes were sold in a private placement to the Initial Purchasers to be offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States pursuant to Regulation S under the Securities Act. The remaining $20,000,000 in aggregate principal amount of the Notes were sold in a separate private placement to Cline Trust Company, LLC, a Delaware limited liability company. The members of Cline Trust Company, LLC are four trusts of which the beneficiaries are the children of Christopher Cline. Donald R. Holcomb, one of the members of the Board of Directors of GP Natural Resource Partners LLC, is a manager of Cline Trust Company, LLC and the trustee of each of the four trusts that are members of Cline Trust Company, LLC.

The Notes bear interest at a rate of 9.125% per year, payable semiannually in arrears on April 1 and October 1 of each year. The Notes will mature on October 1, 2018.

The Notes are the senior unsecured obligations of the Issuers. The Notes rank equal in right of payment to all existing and future senior unsecured debt of the Issuers and senior in right of payment to any subordinated debt of the Issuers. The Notes will be effectively subordinated in right of payment to all future secured debt of the Issuers to the extent of the value of the collateral securing such indebtedness and will be structurally subordinated in right of payment to all existing and future debt and other liabilities of NRP’s subsidiaries, including NRP (Operating) LLC’s revolving credit facility and term loan facility, each series of NRP (Operating) LLC’s existing senior notes and NRP Oil and Gas LLC’s revolving credit facility. None of NRP’s subsidiaries currently guarantee the Notes.

The Issuers have the option to redeem the Notes, in whole or in part, at any time on or after April 1, 2016, at the redemption prices (expressed as percentages of principal amount) of 106.844% for the six-month period beginning on April 1, 2016, 104.563% for the twelve-month period beginning on October 1, 2016 and 100.000% beginning on October 1, 2017 and at any time thereafter, together with any accrued and unpaid interest to the date of redemption. In addition, before April 1, 2016, the Issuers may redeem all or any part of the Notes at a redemption price equal to the sum of the principal amount thereof, plus a make whole premium at the redemption date, plus accrued and unpaid interest, if any, to the redemption date. Furthermore, before April 1, 2016, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain public or private equity offerings at a redemption price of 109.125% of the principal amount of Notes, plus any accrued and unpaid interest, if any, to the date of redemption, if at least 65% of the aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of such equity offering. In the event of a change of control, as defined in the Indenture, the holders of the Notes may require the Issuers to purchase their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any.

The Indenture contains covenants that, among other things, limit NRP’s ability and the ability of certain of its subsidiaries to:

•	declare or pay any dividend or distribution on, purchase or redeem our units or purchase or redeem subordinated debt;

•	make investments;

•	incur or guarantee additional indebtedness or issue certain types of equity securities;

•	create certain liens;

•	enter into agreements that restrict distributions or other payments from NRP’s restricted subsidiaries to NRP;

•	sell assets;

•	consolidate, merge or transfer all or substantially all of the assets of NRP and its restricted subsidiaries;

•	engage in transactions with affiliates;

•	create unrestricted subsidiaries; and

•	enter into certain sale and leaseback transactions.

A copy of the Indenture is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture. The form of the Note representing $105,000,000 in aggregate principal amount issued pursuant to the Indenture through the Initial Purchasers is included as Exhibit 1 to Indenture and is incorporated herein by reference. A copy of the Note representing $20,000,000 in aggregate principal amount issued pursuant to the Indenture in the private placement to Cline Trust Company, LLC is included as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference. The descriptions of Notes in this report are summaries and are qualified in their entirety by the terms of such agreements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated September 18, 2013, by and among Natural Resource Partners L.P. and NRP Finance Corporation, as issuers, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed on September 19, 2013).

4.2	Form of 9.125% Senior Notes due 2018 (contained in Exhibit 1 to Exhibit 4.1).

4.3	9.125% Senior Note due 2018 in $20,000,000 aggregate principal amount issued by Natural Resource Partners L.P. and NRP Finance Corporation to Cline Trust Company, LLC, dated October 17, 2014.

4.4	Registration Rights Agreement, dated October 17, 2014, by and among Natural Resource Partners L.P., NRP Finance Corporation and Wells Fargo Securities, LLC, as representative of the several initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2014

Natural Resource Partners L.P.

By:	NRP (GP) LP
Its General Partner

By:	GP NATURAL RESOURCE PARTNERS LLC
Its General Partner

By:	/s/ Kathryn S. Wilson
Name:	Kathryn S. Wilson
Title:	Vice President and General Counsel